UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2019

COWEN INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-34516
(Commission File Number)
27-0423711
(IRS Employer Identification No.)

599 Lexington Avenue
New York, New York 10022
(Address of principal executive offices) (Zip code)

(212) 845-7900
and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
      Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	“COWN”	NASDAQ

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting held on June 25, 2019, stockholders voted on the election of Directors to the Board, an advisory vote to approve the compensation of named executive officers and the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year. The holders of 25,090,548 shares of Class A common stock, or approximately 84.80% of the eligible voting shares, were represented at the meeting in person or by proxy.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Name	Votes For	Authority Withheld

Brett Barth	19,702,766	373,583
Katherine E. Dietze	19,706,579	369,770
Steven Kotler	19,681,285	395,064
Lawrence E. Leibowitz	19,705,208	371,141
Jerome S. Markowitz	19,341,507	734,842
Jack H. Nusbaum	19,751,752	324,597
Margaret L. Poster	18,189,941	1,886,408
Douglas A. Rediker	19,706,026	370,323
Jeffrey M. Solomon	19,753.687	322,662

Broker non-votes for each director totaled 5,014,199.

The stockholders’ cast an advisory vote to approve the compensation of the named executive officers. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	18,412,136	1,649,011	15,202

Broker non-votes for this proposal totaled 5,014,199.

The stockholders’ vote ratified the appointment of the independent auditor. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
Ratification of KPMG LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2019	24,954,607	60,936	75,005

Item 8.01.    Other Events.

On June 25, 2019, Cowen Inc. (the “Company”) announced that following the Company’s 2019 annual meeting, Chief Executive Officer Jeffrey M. Solomon has been named Chairman of its Board of Directors. Outgoing Chairman Jerome S. Markowitz is now serving as Lead Independent Director.  The Company’s related press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are being filed with this Current Report on Form 8-K:

99.1	Press Release Issued by the Company, dated June 25, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 25, 2019

COWEN INC.

By:	/s/ Owen S. Littman
Name: Owen S. Littman
Title: General Counsel